Exhibit 99.1

Investors May Contact:
Ryan Marsh
Treasurer
(770) 418-8211
investor@asburyauto.com
Reporters May Contact:
Anuj Baveja
RF|Binder Partners
(212) 994-7552
anuj.baveja@RFBinder.com

Asbury Automotive Group Reports Fourth Quarter and

Full Year 2008 Financial Results

Duluth, GA, March 16, 2009 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the fourth quarter and year ended December 31, 2008.

The Company’s loss from continuing operations for the fourth quarter of $353.5 million, or $11.15 per diluted share, includes $351.0 million, or $11.07 per diluted share, in after-tax non-core items detailed in the attached tables. The most significant of these items is an after-tax charge of $373.1 million primarily associated with the impairment of the Company’s goodwill and manufacturer franchise rights. Income from continuing operations for the fourth quarter of 2007 was $11.0 million, or $0.34 per diluted share. The Company’s net loss for the fourth quarter was $365.4 million, or $11.53 per diluted share; net income for the fourth quarter of 2007 was $11.0 million, or $0.34 per diluted share, including the non-core items detailed in the attached tables.

Commenting on the fourth quarter, Asbury’s President and CEO Charles R. Oglesby said, “The fourth quarter presented Asbury with the most challenging retail environment in our history, as U.S. vehicle sales declined 35% nationwide. We faced this challenge head on, moving quickly to maintain our liquidity and enhance productivity.”

Commenting on the accomplishments during the quarter, Mr. Oglesby continued, “During the quarter we repurchased $60 million of debt, reducing our outstanding debt balances by 10%, while maintaining consistent cash balances. We relocated our headquarters from New York to Duluth, Georgia, and reduced our corporate staffing levels by 25%. We reduced our national workforce by 10% in the fourth quarter, and by 14% since June. In total, we reduced our same store operating expenses by $27 million, or 17%, during the quarter. And, in the most recent step of our ongoing restructuring efforts, we are eliminating our regional management structure. In this regard, I am pleased to announce that Michael S. Kearney, former President and CEO of our East Region, is assuming the title of Senior Vice President and Chief Operating Officer, with responsibility for the oversight of our dealership operations.”

The Company announced that it intends to file its 2008 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission later today. In that document, the Company’s independent public accounting firm, Deloitte & Touche LLP, included an explanatory paragraph in its audit report that indicated there is uncertainty that the Company will remain in compliance with certain covenants in its debt agreements, and that they believe this uncertainty raises substantial doubt about the Company’s ability to continue as a going concern. The inclusion of this explanatory paragraph in the audit report constitutes a default under certain of the Company’s borrowing facilities. The Company has received waivers from all of its associated lending partners with respect to these defaults, including 100% of the financial institutions that are party to our syndicated revolving credit facility. The Company was in compliance with all of its financial covenants as of December 31, 2008, and, as a result of the aforementioned waivers, was in compliance with all of its non-financial covenants.

Craig T. Monaghan, Asbury’s Senior Vice President and Chief Financial Officer, commented, “It’s during times such as these that strong partnerships become critically important, and we couldn’t be more pleased with the overwhelming support we have received from our financial partners. With their assistance, we were able to arrange major new debt facilities in the third and fourth quarters and, on short notice, obtain unanimous agreement from 11 lenders to waive the defaults arising from our audit opinion.”

Mr. Monaghan continued, “With $116 million in borrowing capacity under our credit facilities and $92 million in cash on hand at year-end, we have considerable liquidity. And, with no major debt maturities until 2012, we believe we have the financial flexibility to weather the current challenging environment.”

Mr. Oglesby concluded, “We are rebuilding Asbury and structuring the company to deliver consistent cash flow and profitability, even during this period of unprecedented weakness in U.S. automotive sales.”

For the full year, the loss from continuing operations was $323.1 million, or $10.19 per diluted share, compared with income from continuing operations of $51.7 million, or $1.55 per diluted share, in 2007. Non-core items, as detailed further in the attached tables, reduced earnings in 2008 by $354.1 million, or $11.15 per diluted share, and reduced earnings in 2007 by $15.3 million, or $0.46 per diluted share. The Company’s net loss for 2008 was $338.0 million, or $10.66 per diluted share, compared with net income of $51.0 million, or $1.53 per diluted share, a year ago, including the non-core items discussed above.

Asbury will host a conference call to discuss its fourth quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (877) 857-6151 (domestic), or (719) 325-4786 (international); passcode - 3431066. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 87 retail auto stores, encompassing 115 franchises for the sale and servicing of 37 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, market conditions and projections regarding the Company’s financial position, liquidity, ability to continue as a going concern, results of operations, market position, the benefits of its restructuring program and store-level productivity initiatives, ability to structure the business to be profitable in the current challenging economic environment, ability to maintain compliance with the covenants in its debt and lease agreements and future business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with, and financial stability of, vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness, the Company’s relationship with its lenders, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and the Company’s ability to execute its restructuring programs and other operational strategies. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful. These and other risk factors are discussed in the Company’s annual report on Form 10-K and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

[Tables Follow]

Asbury Automotive Group, Inc.

Consolidated Statements of Income

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2008	2007	2008	2007
REVENUES:
New vehicle	$517.9	$772.8	$2,705.8	$3,263.9
Used vehicle	206.0	311.0	1,085.3	1,389.8
Parts and service	166.8	169.9	692.6	664.9
Finance and insurance, net	27.7	37.5	135.8	155.2

Total revenues	918.4	1,291.2	4,619.5	5,473.8

COST OF SALES:
New vehicle	485.6	718.7	2,524.6	3,028.8
Used vehicle	191.2	286.8	994.3	1,268.7
Parts and service	84.2	83.9	343.4	323.5

Total cost of sales	761.0	1,089.4	3,862.3	4,621.0

GROSS PROFIT	157.4	201.8	757.2	852.8

OPERATING EXPENSES:
Selling, general and administrative	136.3	160.9	616.6	656.2
Depreciation and amortization	6.3	5.3	23.4	20.6
Impairment expenses	535.9	—	535.9	—
Other operating (income) expense, net	(0.3)	(1.2)	1.3	1.0

(Loss) income from operations	(520.8)	36.8	(420.0)	175.0

OTHER INCOME (EXPENSE):
Floor plan interest expense	(7.0)	(9.9)	(30.8)	(41.0)
Other interest expense	(11.0)	(9.2)	(40.1)	(39.1)
Interest income	0.1	0.4	1.5	4.3
Gain (loss) on extinguishment of long-term debt	34.2	—	32.5	(18.5)

Total other income (expense), net	16.3	(18.7)	(36.9)	(94.3)

(Loss) income before income taxes	(504.5)	18.1	(456.9)	80.7

INCOME TAX (BENEFIT) EXPENSE	(151.0)	7.1	(133.8)	29.0

(LOSS) INCOME FROM CONTINUING OPERATIONS	(353.5)	11.0	(323.1)	51.7

DISCONTINUED OPERATIONS, net of tax	(11.9)	—	(14.9)	(0.7)

NET (LOSS) INCOME	$(365.4)	$11.0	$(338.0)	$51.0

(LOSS) EARNINGS PER COMMON SHARE:
Basic-
Continuing operations	$(11.15)	$0.35	$(10.19)	$1.59
Discontinued operations	(0.38)	—	(0.47)	(0.02)

Net (loss) income	$(11.53)	$0.35	$(10.66)	$1.57

Diluted-
Continuing operations	$(11.15)	$0.34	$(10.19)	$1.55
Discontinued operations	(0.38)	—	(0.47)	(0.02)

Net (loss) income	$(11.53)	$0.34	$(10.66)	$1.53

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	31.7	31.6	31.7	32.5

Diluted	31.7	32.2	31.7	33.3

Asbury Automotive Group, Inc.

Selected Data

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended December 31,		Increase (Decrease)
	2008	2007		% Change
REVENUE:
New light vehicles	$462.2	$731.0	$(268.8)	(37)%
New heavy trucks	55.7	41.8	13.9	33%

Total new vehicle	517.9	772.8	(254.9)	(33)%

Used retail	165.4	232.0	(66.6)	(29)%
Used wholesale	40.6	79.0	(38.4)	(49)%

Total used vehicle	206.0	311.0	(105.0)	(34)%

Parts and service	166.8	169.9	(3.1)	(2)%
Finance and insurance, net	27.7	37.5	(9.8)	(26)%

Total revenue	$918.4	$1,291.2	$(372.8)	(29)%

GROSS PROFIT:
New light vehicles	$30.4	$51.8	$(21.4)	(41)%
New heavy trucks	1.9	2.3	(0.4)	(17)%

Total new vehicle	32.3	54.1	(21.8)	(40)%

Used retail	16.3	25.7	(9.4)	(37)%
Used wholesale	(1.5)	(1.5)	0.0	—

Total used vehicle	14.8	24.2	(9.4)	(39)%

Parts and service	82.6	86.0	(3.4)	(4)%
Finance and insurance, net	27.7	37.5	(9.8)	(26)%

Total gross profit	$157.4	$201.8	$(44.4)	(22)%

VEHICLES SOLD:
New light retail vehicles	14,557	22,477	(7,920)	(35)%
New fleet vehicles	562	1,391	(829)	(60)%

Total light vehicles	15,119	23,868	(8,749)	(37)%

New heavy trucks	782	669	113	17%

Total new vehicle	15,901	24,537	(8,636)	(35)%

Used retail units	9,251	12,427	(3,176)	(26)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$30,571	$30,627	$(56)	—
New heavy trucks	71,228	62,481	8,747	14%
Used retail	17,879	18,669	(790)	(4)%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,011	$2,170	$(159)	(7)%
New heavy trucks	2,430	3,438	(1,008)	(29)%
Used retail	1,762	2,068	(306)	(15)%
Finance and insurance, net	1,101	1,015	86	8%
Dealership generated finance and insurance, net	914	1,015	(101)	(10)%

GROSS PROFIT MARGIN:
New light vehicles	6.6%	7.1%	(0.5)%	(7)%
New heavy trucks	3.4%	5.5%	(2.1)%	(38)%
Used retail	9.9%	11.1%	(1.2)%	(11)%
Parts and service	49.5%	50.6%	(1.1)%	(2)%
Total	17.1%	15.6%	1.5%	10%

REVENUE MIX PERCENTAGES:
New light vehicles	50.3%	56.6%
New heavy trucks	6.1%	3.2%
Used retail	18.0%	18.0%
Used wholesale	4.4%	6.1%
Parts and service	18.2%	13.2%
Finance and insurance, net	3.0%	2.9%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	19.3%	25.7%
New heavy trucks	1.2%	1.1%
Used retail	10.4%	12.7%
Used wholesale	(1.0)%	(0.7)%
Parts and service	52.5%	42.6%
Finance and insurance, net	17.6%	18.6%

Total gross profit	100.0%	100.0%

SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	86.6%	79.7%	6.9%	9%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in millions, except per vehicle data)

(Unaudited)

	Same Store for the Three Months Ended December 31,		Increase (Decrease)
	2008	2007		% Change
REVENUE:
New light vehicles	$451.7	$731.0	$(279.3)	(38)%
New heavy trucks	55.7	41.8	13.9	33%

Total new vehicle	507.4	772.8	(265.4)	(34)%

Used retail	163.0	232.0	(69.0)	(30)%
Used wholesale	39.8	79.0	(39.2)	(50)%

Total used vehicle	202.8	311.0	(108.2)	(35)%

Parts and service	163.3	169.9	(6.6)	(4)%
Finance and insurance, net	27.2	37.5	(10.3)	(27)%

Total revenue	$900.7	$1,291.2	$(390.5)	(30)%

GROSS PROFIT:
New light vehicles	$29.6	$51.8	$(22.2)	(43)%
New heavy trucks	1.9	2.3	(0.4)	(17)%

Total new vehicle	31.5	54.1	(22.6)	(42)%

Used retail	16.5	25.7	(9.2)	(36)%
Used wholesale	(1.5)	(1.5)	0.0	—

Total used vehicle	15.0	24.2	(9.2)	(38)%

Parts and service	80.9	86.0	(5.1)	(6)%
Finance and insurance, net	27.2	37.5	(10.3)	(27)%

Total gross profit	$154.6	$201.8	$(47.2)	(23)%

VEHICLES SOLD:
New light retail vehicles	14,127	22,477	(8,350)	(37)%
New fleet vehicles	560	1,391	(831)	(60)%

Total light vehicles	14,687	23,868	(9,181)	(38)%

New heavy trucks	782	669	113	17%

Total new vehicle	15,469	24,537	(9,068)	(37)%

Used retail units	9,091	12,427	(3,336)	(27)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$30,755	$30,627	$128	—
New heavy trucks	71,228	62,481	8,747	14%
Used retail	17,930	18,669	(739)	(4)%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,015	$2,170	$(155)	(7)%
New heavy trucks	2,430	3,438	(1,008)	(29)%
Used retail	1,815	2,068	(253)	(12)%
Finance and insurance, net	1,107	1,015	92	9%
Dealership generated finance and insurance, net	916	1,015	(99)	(10)%

GROSS PROFIT MARGIN:
New light vehicles	6.6%	7.1%	(0.5)%	(7)%
New heavy trucks	3.4%	5.5%	(2.1)%	(38)%
Used retail	10.1%	11.1%	(1.0)%	(9)%
Parts and service	49.5%	50.6%	(1.1)%	(2)%
Total	17.2%	15.6%	1.6%	10%

REVENUE MIX PERCENTAGES:
New light vehicles	50.1%	56.6%
New heavy trucks	6.2%	3.2%
Used retail	18.2%	18.0%
Used wholesale	4.4%	6.1%
Parts and service	18.1%	13.2%
Finance and insurance, net	3.0%	2.9%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	19.1%	25.7%
New heavy trucks	1.2%	1.1%
Used retail	10.8%	12.7%
Used wholesale	(1.0)%	(0.7)%
Parts and service	52.3%	42.6%
Finance and insurance, net	17.6%	18.6%

Total gross profit	100.0%	100.0%

SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	86.9%	79.7%	7.2%	9%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2008	2007
REVENUE:
New light vehicles	$2,514.7	$3,047.5	$(532.8)	(17)%
New heavy trucks	191.1	216.4	(25.3)	(12)%

Total new vehicle	2,705.8	3,263.9	(558.1)	(17)%

Used retail	841.9	1,055.6	(213.7)	(20)%
Used wholesale	243.4	334.2	(90.8)	(27)%

Total used vehicle	1,085.3	1,389.8	(304.5)	(22)%

Parts and service	692.6	664.9	27.7	4%
Finance and insurance, net	135.8	155.2	(19.4)	(13)%

Total revenue	$4,619.5	$5,473.8	$(854.3)	(16)%

GROSS PROFIT:
New light vehicles	$173.6	$224.8	$(51.2)	(23)%
New heavy trucks	7.6	10.3	(2.7)	(26)%

Total new vehicle	181.2	235.1	(53.9)	(23)%

Used retail	94.8	123.3	(28.5)	(23)%
Used wholesale	(3.8)	(2.2)	(1.6)	(73)%

Total used vehicle	91.0	121.1	(30.1)	(25)%

Parts and service	349.2	341.4	7.8	2%
Finance and insurance, net	135.8	155.2	(19.4)	(13)%

Total gross profit	$757.2	$852.8	$(95.6)	(11)%

VEHICLES SOLD:
New light retail vehicles	80,937	95,144	(14,207)	(15)%
New fleet vehicles	3,932	7,419	(3,487)	(47)%

Total light vehicles	84,869	102,563	(17,694)	(17)%

New heavy trucks	2,885	3,625	(740)	(20)%

Total new vehicle	87,754	106,188	(18,434)	(17)%

Used retail units	47,325	57,663	(10,338)	(18)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$29,630	$29,713	$(83)	—
New heavy trucks	66,239	59,697	6,542	11%
Used retail	17,790	18,306	(516)	(3)%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,046	$2,192	$(146)	(7)%
New heavy trucks	2,634	2,841	(207)	(7)%
Used retail	2,003	2,138	(135)	(6)%
Finance and insurance, net	1,005	947	58	6%
Dealership generated finance and insurance, net	971	947	24	3%

GROSS PROFIT MARGIN:
New light vehicles	6.9%	7.4%	(0.5)%	(7)%
New heavy trucks	4.0%	4.8%	(0.8)%	(17)%
Used retail	11.3%	11.7%	(0.4)%	(3)%
Parts and service	50.4%	51.3%	(0.9)%	(2)%
Total	16.4%	15.6%	0.8%	5%

REVENUE MIX PERCENTAGES:
New light vehicles	54.4%	55.7%
New heavy trucks	4.1%	4.0%
Used retail	18.2%	19.3%
Used wholesale	5.4%	6.1%
Parts and service	15.0%	12.1%
Finance and insurance, net	2.9%	2.8%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	22.9%	26.4%
New heavy trucks	1.0%	1.2%
Used retail	12.5%	14.5%
Used wholesale	(0.4)%	(0.3)%
Parts and service	46.1%	40.0%
Finance and insurance, net	17.9%	18.2%

Total gross profit	100.0%	100.0%

SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	81.4%	76.9%	4.5%	6%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in millions, except per vehicle data)

(Unaudited)

	Same Store for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2008	2007
REVENUE:
New light vehicles	$2,381.4	$3,047.5	$(666.1)	(22)%
New heavy trucks	191.1	216.4	(25.3)	(12)%

Total new vehicle	2,572.5	3,263.9	(691.4)	(21)%

Used retail	809.6	1,055.6	(246.0)	(23)%
Used wholesale	230.6	334.2	(103.6)	(31)%

Total used vehicle	1,040.2	1,389.8	(349.6)	(25)%

Parts and service	664.5	664.9	(0.4)	—
Finance and insurance, net	131.5	155.2	(23.7)	(15)%

Total revenue	$4,408.7	$5,473.8	$(1,065.1)	(19)%

GROSS PROFIT:
New light vehicles	$162.9	$224.8	$(61.9)	(28)%
New heavy trucks	7.6	10.3	(2.7)	(26)%

Total new vehicle	170.5	235.1	(64.6)	(27)%

Used retail	91.9	123.3	(31.4)	(25)%
Used wholesale	(3.7)	(2.2)	(1.5)	(68)%

Total used vehicle	88.2	121.1	(32.9)	(27)%

Parts and service	334.8	341.4	(6.6)	(2)%
Finance and insurance, net	131.5	155.2	(23.7)	(15)%

Total gross profit	$725.0	$852.8	$(127.8)	(15)%

VEHICLES SOLD:
New light retail vehicles	76,504	95,144	(18,640)	(20)%
New fleet vehicles	3,831	7,419	(3,558)	(48)%

Total light vehicles	80,335	102,563	(22,228)	(22)%

New heavy trucks	2,885	3,625	(740)	(20)%

Total new vehicle	83,220	106,188	(22,968)	(22)%

Used retail units	45,607	57,663	(12,056)	(21)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$29,643	$29,713	$(70)	—
New heavy trucks	66,239	59,697	6,542	11%
Used retail	17,752	18,306	(554)	(3)%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,028	$2,192	$(164)	(7)%
New heavy trucks	2,634	2,841	(207)	(7)%
Used retail	2,015	2,138	(123)	(6)%
Finance and insurance, net	1,021	947	74	8%
Dealership generated finance and insurance, net	984	947	37	4%

GROSS PROFIT MARGIN:
New light vehicles	6.8%	7.4%	(0.6)%	(8)%
New heavy trucks	4.0%	4.8%	(0.8)%	(17)%
Used retail	11.4%	11.7%	(0.3)%	(3)%
Parts and service	50.4%	51.3%	(0.9)%	(2)%
Total	16.4%	15.6%	0.8%	5%

REVENUE MIX PERCENTAGES:
New light vehicles	54.0%	55.7%
New heavy trucks	4.3%	4.0%
Used retail	18.4%	19.3%
Used wholesale	5.2%	6.1%
Parts and service	15.1%	12.1%
Finance and insurance, net	3.0%	2.8%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	22.5%	26.4%
New heavy trucks	1.0%	1.2%
Used retail	12.7%	14.5%
Used wholesale	(0.5)%	(0.3)%
Parts and service	46.2%	40.0%
Finance and insurance, net	18.1%	18.2%

Total gross profit	100.0%	100.0%

SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	81.8%	76.9%	4.9%	6%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in millions)

(Unaudited)

	December 31, 2008	December 31, 2007	Increase (Decrease)	% Change
BALANCE SHEET DATA
Cash and cash equivalents	$91.6	$53.4	$38.2	71.5%
New vehicle inventory	562.2	622.7	(60.5)	(9.7)%
Used vehicle inventory	59.9	101.1	(41.2)	(40.8)%
Parts inventory	44.5	46.2	(1.7)	(3.7)%
Total current assets	1,019.7	1,192.4	(172.7)	(14.5)%
Floor plan notes payable	612.8	673.9	(61.1)	(9.1)%
Total current liabilities	854.5	871.7	(17.2)	(2.0)%

CAPITALIZATION
Long-term debt (including current portion)	$607.1	$475.6	$131.5	27.6%
Shareholders’ equity	222.7	584.2	(361.5)	(61.9)%

Total	$829.8	$1,059.8	$(230.0)	(21.7)%

	For the Twelve Months Ended December 31,
	2008	2007
BRAND MIX – NEW LIGHT VEHICLE UNITS
Luxury:
BMW	5%	4%
Mercedes-Benz	4%	4%
Lexus	4%	4%
Acura	4%	4%
Infinity	3%	3%
Other Luxury	3%	3%

Total Luxury	23%	22%

Mid-Line Imports:
Honda	32%	30%
Toyota	11%	10%
Nissan	14%	15%
Other imports	4%	2%

Total Imports	61%	57%

Mid-Line Domestic:
Ford	7%	8%
Chevrolet	5%	6%
Other domestic	3%	5%

Total Domestic	15%	19%

Value	1%	2%

Total Light Vehicles	100%	100%

	December 31, 2008	December 31, 2007
DSI - NEW LIGHT VEHICLE	98.9	68.2
DSI - USED LIGHT VEHICLE	34.4	45.0

Asbury Automotive Group, Inc.

Supplemental Disclosures

(Dollars in millions, except per share data)

(Unaudited)

Our operations during 2008 and 2007 were impacted by certain items that are not core dealership operating items, which we believe are important to highlight when reviewing our results and should not be considered when forecasting our future results.

The non-core items shown in the table below include (i) impairment expenses totaling $491.7 million related to the write-off of all of our goodwill, a $36.8 million impairment of franchise rights and other intangible assets and a $7.4 million impairment of certain property and equipment as a result of a sustained decline in our market capitalization and a significant decline in our total revenue in the fourth quarter of 2008, (ii) gains and losses on the extinguishment of long-term debt, (iii) a corporate generated F&I gain related to the sale of our remaining interest in a pool of maintenance contracts, (iv) restructuring costs consisting primarily of severance and retention expenses related to the relocation of our corporate headquarters, (v) a reversal of deferred tax asset valuation allowances that we now expect to realize, (vi) executive separation benefits in 2008 and 2007 related to the departure of our former chief financial officer and chief executive officer, respectively, (vii) implementation costs associated with transitioning approximately 35% of our dealerships to the Arkona dealer management system, (viii) legal settlement expenses in 2007 related to the settlement of legal claims arising in, and before, the year 2003, and (ix) secondary offering expenses in 2007 related to two secondary offerings in which we did not receive any proceeds.

	As Reported for the Three Months Ended December 31,
	2008	2007
Non-core items – (income) expense
Impairment expenses	$535.9	$—
Gain on extinguishment of long-term debt	(34.2)	—
Corporate generated F&I gain	(4.7)	—
Restructuring costs	3.3	—
Legal settlements expenses	—	1.9
Dealer management system implementation costs	0.1	—
Tax impact of non-core items above	(149.4)	(0.7)

Total	$351.0	$1.2

Non-core items per dilutive share	$11.07	$0.04

Weighted average common shares outstanding (diluted)	31.7	32.2

	As Reported for the Twelve Months Ended December 31,
	2008	2007
Non-core items – (income) expense
Impairment expenses	$535.9	$—
(Gain) loss on extinguishment of long-term debt, net	(32.5)	18.5
Corporate generated F&I gain	(4.7)	—
Restructuring costs	5.8	—
Executive separation benefits expense	1.7	3.0
Dealer management system implementation costs	1.0	—
Legal settlements expenses	—	2.5
Secondary offering expenses	—	0.3
Tax impact of non-core items above	(152.0)	(9.0)
Reversal of deferred tax valuation allowance	(1.1)	—

Total	$354.1	$15.3

Non-core items per dilutive share	$11.15	$0.46

Weighted average common shares outstanding (diluted)	31.8	33.3

Asbury Automotive Group, Inc.

Summary of Debt Covenants

As of and for the Period Ended December 31, 2008

(Dollars in millions, except per vehicle data)

(Unaudited)

		Wachovia Mortgages	Credit Facilities
Senior Leverage Ratio must be < 3.00
SECURED DEBT (numerator)
+	Mortgage notes payable (including mortgages associated with assets held for sale)		$177.5
+	Borrowings under Revolving Credit Facility		50.0
+	Capital lease obligations		0.3
+	Interest rate SWAP obligations		—
+	Other indebtedness		12.1

=	TOTAL SECURED DEBT (ex floorplan)		$239.9

EBITDA (denominator)
+	Income from continuing operations - trailing 12 months (“T12”)		$(323.1)
+	Add back Total interest expense (ex floorplan interest) - T12		40.1
+	Add back Income tax expense - T12		(133.8)
+	Add back Depreciation & amortization - T12		23.4
+	Add back Other non-cash charges - T12		540.0

=	CONSOLIDATED EBITDA		146.6
+	Add back Pro forma acquisitions EBITDA (as defined)		0.3
+	Add back Pro forma rent savings (as defined)		6.8

=	CONSOLIDATED PROFORMA EBITDA		$153.7

SENIOR LEVERAGE RATIO			1.56

Total Leverage Ratio must be < 5.00
TOTAL DEBT (numerator)
+	8.0% Sr. Subordinated Notes (face value outstanding)	$179.4	$179.4
+	7.625% Sr. Subordinated Notes	143.2	143.2
+	3.0% Convertible Notes	62.0	62.0
+	Mortgage notes payable (including mortgages associated with assets held for sale)	177.5	177.5
+	Borrowings under Revolving Credit Facility	50.0	50.0
+	Direct reimbursement obligations under letters of credit	7.3	—
+	Capital lease obligations	0.3	0.3
+	Interest rate SWAP obligations	12.5	—
+	Other indebtedness (as defined)	13.2	12.1

=	TOTAL DEBT (ex Floorplan)	$645.4	$624.5

EBITDA (denominator)
+	Income from continuing operations - trailing 12 months (“T12”)	$(323.1)	$(323.1)
+	Add back Total interest expense (ex floorplan) - T12	40.1	40.1
+	Add back Income tax expense - T12	(133.8)	(133.8)
+	Add back Depreciation & amortization - T12	23.4	23.4
+	Add back Other non-cash charges - T12	548.1	540.0
+	Add back Non-recurring items - T12	8.0	—

=	CONSOLIDATED EBITDA	162.7	146.6
+	Add back Pro forma acquisitions EBITDA (as defined)	0.3	0.3
+	Add back Pro forma rent savings (as defined)	—	6.8

=	CONSOLIDATED PROFORMA EBITDA	$163.0	$153.7

TOTAL LEVERAGE RATIO		3.96	4.06

Fixed Charge Coverage Ratio must be > 1.2

EBITDAR (numerator)
+	Pre-tax Income from continuing operations - trailing 12 months (“T12”)	$(323.1)	$(323.1)
+	Add back Total interest expense (ex floorplan) - T12	40.1	40.1
+	Add back Income tax expense - T12	(133.8)	(133.8)
+	Add back Depreciation & amortization - T12	23.4	23.4
+	Add back Other non-cash charges - T12 (as defined)	548.1	540.0
+	Add back Non-recurring items - T12 (as defined)	8.0	—

=	CONSOLIDATED EBITDA	162.7	146.6
+	PLUS Required principal payments - T12	50.0	50.0
-	LESS Capital expenditures (as defined)	(17.4)	(13.0)

=	TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES	$195.3	$183.6

FIXED CHARGES (denominator)
+	Total interest expense (ex Floorplan Interest) - T12	$40.1	$40.1
+	PLUS Required principal payments - T12	5.4	5.4
+	PLUS Rental expense - T12	50.0	50.0
-	LESS Pro forma rent savings (as defined)	—	(6.8)
+	PLUS Cash paid for taxes - T12	8.8	8.8

=	TOTAL FIXED CHARGES	$104.3	$97.5

FIXED CHARGE COVERAGE RATIO		1.87	1.88

Current Ratio must be > 1.2
Total current assets (numerator)
+	Total current assets	$1,019.7	$1,019.7
+	PLUS Available unused commitments under Revolving Credit Facility	88.0	88.0

=	TOTAL CURRENT ASSETS	$1,107.7	$1,107.7

Total current liabilities (denominator)
+	Total current liabilities	$854.5	$854.5
-	LESS Debt balloon payments due within 6-12 months	—	—

=	TOTAL CURRENT LIABILITIES	$854.5	$854.5

CURRENT RATIO		1.30	1.30

Adjusted Net Worth must be > $350 million
	Stockholders’ equity	$222.7
-	LESS 50% of net income subsequent to March 31, 2008 (to the extent net income is positive)	—
-	LESS Proceeds from stock option exercises subsequent to March 31, 2008	(0.1)
+	ADD Impairment expenses, net of tax	383.0

=	ADJUSTED NET WORTH	$605.6